Fees Summary	Oct. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 22,927.64
Total Transaction Valuation	263,536,134.09
Total Offset Amount	0.00
Net Fee	$ 22,927.64